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                                                                   EXHIBIT 10.25

                              INDUCEMENT AGREEMENT

          THIS INDUCEMENT AGREEMENT (this "AGREEMENT") is entered into as of February 14, 2002 by and among GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII "), GTCR Fund VII/A, L.P., a Delaware limited partnership ("GTCR FUND VII/A") and GTCR Co-Invest, L.P., a Delaware limited partnership ("GTCR CO-Invest" and, together with GTCR Fund VII and GTCR Fund VII/A, the "GTCR TRANSFERORS"), Snowlake Investment Pte Ltd, ("SNOWLAKE and, together with the GTCR Transferors, collectively, the "TRANSFERORS"), GTCR Capital Partners, L.P., a Delaware limited partnership (the "TRANSFEREE") and TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "COMPANY").

          WHEREAS, the Company has been organized for the purpose of acquiring TSI Telecommunication Services Inc., a Delaware corporation ("TSI");

          WHEREAS, each of the GTCR Transferors and Snowlake have agreed to purchase certain of the Company's Class B Preferred Units and Common Units pursuant to certain purchase agreements between the Company and the GTCR Purchasers and Snowlake respectively;

          WHEREAS, pursuant to the terms of that certain Amended and Restated Agreement of Merger, dated as of December 7, 2001 and amended and restated on January 14, 2002 (the "ACQUISITION AGREEMENT"), among TSI Merger Sub, Inc., a Delaware corporation and a wholly-owned indirect subsidiary of the Company, ("MERGER SUB"), TSI Telecommunication Holdings, Inc., Verizon Information Services Inc. and TSI, Merger Sub shall be merged with and into TSI and following the merger TSI shall continue as the surviving corporation;

          WHEREAS, in connection with the transactions contemplated under the Acquisition Agreement, Merger Sub has sought to issue its 12 3/4% Senior Subordinated Notes due 2009 (the "NOTES") in the aggregate principal amount of $245 million;

          WHEREAS, the Transferors in order to induce the Transferee to purchase a portion of the Notes the Transferors have agreed to enter into this Agreement and to transfer certain equity securities of the Company owned by the Transferors to the Transferee; and

          WHEREAS, the Transferors are parties to that certain Securityholders Agreement, dated as of the date hereof, by and among certain securityholders of the Company (as such agreement may be amended from time to time pursuant to its terms, the "SECURITYHOLDERS AGREEMENT"), and in accordance with the terms thereof the Transferors desire to transfer certain the Company's Class B Preferred Units and Common Units to the Transferee.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows (capitalized terms not

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otherwise defined herein shall have the meanings ascribed to them in the
Securityholders Agreement):

          In accordance with the terms and conditions of the Securityholders Agreement, the parties hereto agree as follows:

          1. TRANSFER AND ASSIGNMENT BY TRANSFERORS.

               (a) On the date hereof, and subject to the terms and conditions set forth herein the Transferors transfer and assign 3,719.29 of the Company's Class B Preferred Units and 1,165,065.40 Common Units (collectively, the "UNITS") to the Transferee as follows: (i) GTCR Fund VII hereby transfers and assigns to the Transferee 2,165.50 Class B Preferred Units and 678,341.7 Common Units, (ii) GTCR Fund VII/A hereby transfers and assigns to the Transferee 1,082.75 Class B Preferred Units and 339,170.85 Common Units, (iii) GTCR Co-Invest hereby transfers and assigns to the Transferee 29.74 Class B Preferred Units and 9,315.38 Common Units and (iv) Snowlake hereby transfers and assigns to the Transferee 441.30 Class B Preferred Units and 138,237.47 Common Units.

               (b) As a result of the transfer and assignment contemplated by this SECTION 1, the Transferee shall be a Securityholder for all purposes under the Securityholders Agreement and the Registration Agreement and succeed to all of the rights and be subject to all of the obligations of the Transferors with respect to the Units for all purposes under the Securityholders Agreement and Registration Agreement.

               (c) Upon the effectiveness of the transfer contemplated hereby, the Transferee accepts the transfer and assignment to it of the Units and agrees to be subject to all of the rights and obligations and to be bound by all of the terms and conditions of the Securityholders Agreement with respect to the Units in the place of the Transferors as if the Transferee had been party thereto originally with respect to the Units.

          2. DELIVERIES. On the date hereof, and as a condition to the Transferors' agreement to the terms of the transfer contemplated by this Agreement, the Transferee shall complete, execute and deliver to the Company and the Securityholders counterparts of the LLC Agreement, the Securityholders Agreement and the Registration Agreement.

          3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS. Each Transferor represents and warrants to the Transferee and to the Company, as of the date of this Agreement, as follows:

               (a) Such Transferor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly executed and delivered by such Transferor.

               (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of such Transferor's obligations hereunder will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to such Transferor, any agreement or other instrument to which such Transferor is party or by which such Transferor or any of its properties are bound, or any

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judgment, decree, order, statute, rule or regulation applicable to such
Transferor or the Transferor's business or properties.

               (c) Upon the consummation of the transactions contemplated hereby, the Transferee will receive good and valid title to the Units transferred by such Transferor, free and clear of any lien, liability or encumbrance, and, subject to the terms of the Securityholders Agreement, the Transferee will be entitled to exercise all rights and receive all benefits to which such Transferor has heretofore been entitled as Securityholder of the Company with the respect to the Units.

          4. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEREE. The Transferee hereby represents and warrants to the Transferors and to the Company as of the date of this Agreement, as follows:

               (a) It is acquiring the Units for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws;

               (b) It is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations;

               (c) This Agreement constitutes the legal, valid and binding obligation of the Transferee, enforceable against it in accordance with its terms;

               (d) The execution, delivery and performance of this Agreement by the Transferee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which it is subject;

               (e) It has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Units and has had full access to such other information concerning the Company as the Transferee has requested; and

               (f) There are no claims for brokerage commissions, finders, fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Transferee.

          5. RELIANCE. Each of the Transferors and the Transferee agree and acknowledge that the Company may rely upon the representations and warranties set forth herein. Furthermore, each of the GTCR Transferors and the Transferee jointly (but not severally) represent and warrant to Snowlake and the Company that the Transferee is an Affiliate of the GTCR Transferors.

          6. ADDITIONAL AGREEMENTS. Each of the parties hereto agrees to perform all such other acts and things and to execute and deliver such other instruments, documents and notices as may be necessary or advisable to evidence the transfer of the Units from the Transferors to the Transferee.

          7. MISCELLANEOUS.

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               (a)   This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Delaware.

               (b) No amendment or waiver of this Agreement shall be effective without the prior written consent of the party against whom such amendment or waiver is sought to be enforced.

               (c) This Agreement may be executed in one or more counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

               (d) This Agreement and each provision hereof will inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

               (e) The Company hereby waives the delivery of notice of the transfer of the Units required by SECTION 3(c) of the Securityholders Agreement.

                                   * * * * * *

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               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                            TRANSFERORS:

                                            GTCR FUND VII, L.P.

                                            By: GTCR Partners VII, L.P.
                                            Its: General Partner

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                                            GTCR FUND VII, L.P./A

                                            By: GTCR Partners VII, L.P.
                                            Its: General Partner

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                                            GTCR CO-INVEST, L.P.

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                                            SNOWLAKE INVESTMENT PTE LTD

                                            By:   /s/ Brett Fisher
                                            Name:   Brett Fisher
                                            Title: Director

                   SIGNATURE PAGE 2 OF 2 TO TRANSFER AGREEMENT
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                                            TRANSFEREE:

                                            GTCR CAPITAL PARTNERS, L.P.

                                            By:   GTCR Mezzanine Partners, L.P.
                                            Its:  General Partner

                                            By:   GTCR Partners VI, L.P
                                            Its:  General Partner

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

AGREED AND ACCEPTED:

TSI TELECOMMUNICATION HOLDINGS, LLC

By:  /s/ G. Edward Evans
Name: G. Edward Evans
Its: Chief Executive Officer

                   SIGNATURE PAGE 2 OF 2 TO TRANSFER AGREEMENT